GOING CONCERN	9 Months Ended
Sep. 30, 2016
GOING CONCERN [Abstract]
GOING CONCERN
3. GOING CONCERN

The Company is operating in a challenging market with low charter rates and vessel utilization which, over the past 24 months, has significantly weakened its liquidity. The Company has incurred a net loss of $22.3 million for the nine months ended September 30, 2016, has an accumulated deficit of $33.2 million, a cash balance of $3.7 million and undrawn credit facilities of $18 million at September 30, 2016. As of February 10, 2017, our cash balance declined to $1.6 million and $13.0 million, respectively, but we are unable to draw further on the Credit Facility due to an event of default as further explained below. As of the date of issue of this report, the Company is in default with three of its debt covenants. Waivers have been obtained from its lenders lowering the covenant requirements to levels at which the Company is in compliance. These waivers are effective until March 31, 2018.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern, and the Company needs to add capital to meet its obligations for the forthcoming year.

The Company is working on debt refinancing options or raising capital in order to shore up the Company financially and provide sufficient liquidity to meet its obligations for at least 12 months, considering future expected cash flows in the currently weak market. The Company believes it is probable that these plans will be effectively implemented and will mitigate the relevant conditions above that raise substantial doubt about the Company’s ability to continue as a going concern. These interim financial statements are presented on a going concern basis.